[PIONEER LOGO]




Pioneer
Emerging Markets
Fund

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SEMIANNUAL REPORT 5/31/97
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

Table of Contents
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Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         16
Notes to Financial Statements                22
Report of Independent Public Accountants     28
Trustees, Officers and Service Providers     29


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Pioneer Emerging Markets Fund
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LETTER FROM THE CHAIRMAN 5/31/97
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Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this semiannual report for Pioneer Emerging Markets Fund, reviewing the six months from November 30, 1996, through May 31, 1997. On behalf of the Fund's investment management team, I welcome our many new investors and thank you for your interest in the Fund.

The world's developing nations again proved fruitful hunting ground for your Fund's value-oriented management team. Their strategy continues to be effective. For the semiannual period, your Fund again outperformed emerging markets as a whole. It also bested the average gain posted by emerging markets funds, as reported by Lipper Analytical Services.

As we move further into 1997, emerging markets are undergoing a number of interesting transitions. In many areas of the world, the stage is being set for a more competitive and profitable business environment. What we find especially exciting is that the Fund gives shareowners the opportunity to participate in these developments from their earliest phases. I encourage you to read on to learn more about Pioneer Emerging Markets Fund and our efforts to build a solid foundation for long-term investment success.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your Fund. Thank you for your support.

Respectfully,


/s/ John F. Cogan, Jr.



John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer Emerging Markets Fund
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PORTFOLIO SUMMARY 5/31/97
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Portfolio Diversification
----------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[DESCRIPTION OF PIE CHART]

International Common Stocks 55.3%
Depositary Receipts for International Stocks 26.5%
International Preferred Stocks 13.0%
Short-Term Cash Equivalents 3.3%
U.S. Common Stocks 1.7%
Other International Securities 0.2%


Geographical Distribution
----------------------------------------------------------------------------
(As a percentage of equity holdings)

[DESCRIPTION OF BAR CHART]

Brazil 23.3%
Mexico 17.1%
Israel 14.1%
Hong Kong 10.4%
South Korea 6.5%
Turkey 4.4%
Czech Republic 3.2%
Australia 3.1%
Argentina 2.5%
Peru 2.3%
India 2.1%
China 1.9%
Pakistan 1.8%
Thailand 1.8%
Indonesia 1.2%
Philippines 0.9%
Malaysia 0.8%
Canada 0.7%
Portugal 0.5%
Singapore 0.5%
South Africa 0.4%
Ghana 0.3%
Colombia 0.2%

10 Largest Holdings
----------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Teva Pharmaceutical             4.58%   6. Telecomunicacoes         3.04%
    Industries Ltd.                            Brasileiras SA
    (Sponsored A.D.R.)                         (Sponsored A.D.R.)
 2. Grupo Iusacell SA (Series L)    3.86    7. Ericsson                 3.01
    (Sponsored A.D.R.)                         Telecomunicacoes SA
 3. Petroleo Brasileiro SA          3.66    8. Supersol Ltd.            2.62
 4. Compania Energetica de          3.38    9. ECI Telecommunications   2.41
    Minas Gerais                               Ltd.
 5. Central European Media          3.24   10. SK Telecom Co., Ltd.     2.40
    Enterprises Ltd.

 Fund holdings will vary for other periods.

2
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Pioneer Emerging Markets Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS A SHARES
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Share Prices and Distributions
----------------------------------------------------------------------------


 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $ 15.44        $ 13.94


 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96 - 5/31/97)        Dividends      Capital Gains      Capital Gains
                             -              $ 0.773            -

Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


----------------------------------------------
  Average Annual Total Returns
  (As of May 31, 1997)
                 Net Asset   Public Offering
  Period          Value           Price*
  Life-of-Fund    10.20%          8.01%
  (6/23/94)
  1 Year          12.76           6.25
----------------------------------------------


[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000+

           Pioneer Emerging Markets Fund    MSCI Emerging Markets Free Index
6/94       9425                             10000
           10483                            11940
11/94      9231                             11242
           7896                             9002
5/95       8842                             9970
           9031                             9983
11/95      8847                             9385
           10241                            10332
5/96       11137                            10780
           10509                            10365
11/96      10678                            10347
           12102                            10577
5/97       12541                            11616


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Emerging Markets Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS B SHARES
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Share Prices and Distributions
----------------------------------------------------------------------------



 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $ 15.14        $ 13.73

 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96 - 5/31/97)        Dividends      Capital Gains      Capital Gains
                             -              $ 0.773            -

Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000+

          Pioneer Emerging Markets Fund       MSCI Emerging Markets Free Index
6/94      10000                               10000
          11112                               11940
11/94     9752                                11242
          8327                                9002
5/95      9312                                9970
          9505                                9983
11/95     9294                                9385
          10745                               10332
5/96      11662                               10780
          10981                               10365
11/96     11135                               10347
          12601                               11577
5/97      12732                               11616


----------------------------------------
  Average Annual Total Returns
  (As of May 31, 1997)
                   If       If
  Period           Held     Redeemed*
  Life-of-Fund      9.43%   8.56%
  (6/23/94)
  1 Year           11.90    7.90
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Emerging Markets Fund
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PERFORMANCE UPDATE 5/31/97                                      CLASS C SHARES
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Share Prices and Distributions
----------------------------------------------------------------------------


 Net Asset Value
 per Share                   5/31/97        11/30/96
                             $ 15.13        $ 13.73

 Distributions per Share     Income         Short-Term         Long-Term
 (11/30/96 - 5/31/97)        Dividends      Capital Gains      Capital Gains
                             -              $ 0.773            -

Investment Returns
----------------------------------------------------------------------------


The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


----------------------------------------
  Average Annual Total Returns
  (As of May 31, 1997)
                  If      If
  Period          Held    Redeemed*
  Life-of-Fund   15.75%   15.75%
  (1/31/96)
  1 Year          11.91   11.91
----------------------------------------


[DESCRIPTION OF MOUNTAIN CHART]

Growth of $10,000

         Pioneer Emerging Markets Fund      MSCI Emerging Markets Free Index
1/96     10000                              10000
2/96     10008                              9841
         9894                               9918
         10560                              10314
5/96     10870                              10268
         11067                              10332
         10129                              9626
8/96     10234                              9872
         10424                              9958
         10038                              9692
11/96    10386                              9855
         10445                              9900
         11561                              10575
2/97     11746                              11027
         11216                              10737
         11264                              10757
5/97     12147                              11064


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.


The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5

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Pioneer Emerging Markets Fund
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97
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Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to report that Pioneer Emerging Markets Fund rewarded shareowners during the six months ended May 31. These results underscore the effectiveness of scouring the world's developing markets for companies with great appreciation potential. While strong performance is always welcome, you should continue to be mindful of the risks involved with global investing.

Much of your Fund's success can be attributed to country selection. The decision to take significant positions in the markets of Brazil, Israel and Mexico proved correct. This strategy also explains the Fund's superior performance relative to the MSCI Emerging Markets Free Index. The Fund generated a six-month total return of 17.45% for Class A Shares, 17.04% for Class B Shares and 16.96% for Class C Shares, all at net asset value. The Index returned 12.28%.


Pinpointing Value, Growth Opportunities in Fast-Growing Markets
Careful examination of each market - and each company's business - is essential to selecting investment opportunities and managing risk for your Fund. First, we identify countries likely to provide a good or improving environment for corporate and economic growth. Political events, such as elections or major legislative initiatives, are critical factors that may serve as catalysts for market growth.

The second step in our research is to analyze individual companies to search for hidden value. Often, we find ourselves to be lonely buyers, willing to invest while others stay on the sidelines. Because most investors tend to assume that a company's current situation - good or bad - will remain unchanged, stock prices get distorted. We try to determine whether a company deserves a lower price because of weakened fundamentals or if it is caught-up in a sweep of negative feelings about an entire industry or country. We want to buy when the perception of risk is highest, when prices have been driven down, because that's when the real risk is often lowest.

We also are patient, giving both markets and companies time to develop. If a stock or market looks overheated, we'll sell and move to the next


6
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Pioneer Emerging Markets Fund
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place we think offers better potential. We seek to take advantage of shifts among markets to capture what we believe are the best growth possibilities available at any given time.


Current Emphasis on Brazil, Mexico and Israel
With 126 securities in 22 countries, the Fund is diversified to dampen volatility with some country concentration to enhance performance. By the end of the period, investments in Brazil, Mexico and Israel comprised over 50% of equity holdings - largely the result of significant price appreciation.

In Brazil, our optimism is bolstered by stable and fairly positive macroeconomic factors, as well as the continued transfer of state enterprises into private hands. Changes within the telecommunications industry are well underway, and we believe electric utilities and oil and gas enterprises will follow suit. Telecomunicacoes Brasileiras (telecommunications), Companhia Energetica de Minas Gerais (electric utility) and Petroleo Brasileiro (oil and gas) are benefiting from modernization of infrastructure and deregulation. We think they still have significant potential, even after the sharp rise in stock prices over recent months.

Prospects for Mexico are brightening as it recovers from the recession triggered by the peso's collapse in 1994. Mid-term elections will be closely watched to see if the ruling Institutional Revolutionary Party (PRI), tainted by corruption charges, retains its majority. Regardless of the election's outcome, we're optimistic about the future of the country's democratic, free-market modernization. Cellular phone company Grupo Iusacell soared over 100% during the six months as subscription growth resumed.

Holdings in Israel increased to 14% of equity assets by May 31. They have become "cheap" in the face of lingering concerns over the future of the peace process. However, Prime Minister Netanyahu has implemented policies aimed at controlling inflation and promoting free enterprise. We are attracted to sophisticated, multinational companies in pharmaceuticals, telecommunications equipment and electronics - these holdings all have high-quality management, modern plants and equipment, a global customer base and the ability to manufacture products worldwide. Teva Pharmaceutical Industries exemplifies our strategy here.


                                                                               7
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Pioneer Emerging Markets Fund
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PORTFOLIO MANAGEMENT DISCUSSION 5/31/97 (continued)
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Selective Buying in Asia, Eastern Europe
We reduced holdings in Korea and Thailand in January, anticipating poor earnings, bankruptcies and, in the case of Thailand, currency devaluation.
While we expect to limit assets here in the near term, these countries are still among the more advanced emerging markets in Asia, and the adoption of free-market economic policies should bode well for them. In Turkey, stocks offer attractive value, but we're monitoring the political stand-off between the Islamic-led coalition and the military. We expect democratic and economic reforms to go forward and would likely increase holdings if we see the right balance of political stability and better value. We are encouraged by India's recent strength, but will limit holdings until the political environment calms.

In the Czech Republic, Central European Media Enterprises, an operator of television stations in Eastern Europe, had a tough period. Formerly one of the Fund's largest positions, its near-term outlook was tainted by the devaluation of the Czech koruna. We remain optimistic about its long-term prospects since management is reinvesting cash flow to build its subscriber base; we bought more shares when its price fell.


Moving Ahead
World markets are brimming with opportunities. Many countries are moving from agricultural to industrial economies, while others have opened their markets after years of isolation. Social and political changes - as well as economic liberalization - are improving the overall quality of life in emerging markets. Looking out over the next decade, we expect emerging markets to grow nearly twice as fast as developed nations. This spells value today for investors with patience and an understanding of the short-term risks of global investing.


Respectfully,


/s/ Mark H. Madden



Mark H. Madden,
Portfolio Manager

8
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Pioneer Emerging Markets Fund
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SCHEDULE OF INVESTMENTS 5/31/97
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Shares                                                                    Value
              INVESTMENTS IN SECURITIES - 96.7%
              PREFERRED STOCKS - 18.6%
 93,000,000   Banco Bradesco SA                                    $    741,915
     59,450   Centrais Electricas Brasileiras S/A
                (Sponsored A.D.R.)                                    1,428,286
  1,410,000   Cia Cimento Portland Itau                                 465,610
115,000,000   Companhia Energetica de Minas Gerais                    5,284,306
375,000,000   Companhia Forca e Luz Cataguazes-Leopoldina               651,565
 84,000,000   Ericsson Telecomunicacoes SA                            4,708,080
    610,000   Itausa Investimentos Itau S/A NPV                         507,146
     30,010   L.G. Securities Co., Ltd.*                                138,016
 50,600,000   Metal Leve SA*                                            449,042
     15,700   Multicanal Participacoes SA (A.D.R.)*                     183,494
 60,900,000   OSA SA                                                    284,446
 23,970,000   Petroleo Brasileiro SA                                  5,732,200
    112,200   Petroleo Brasileiro SA (Sponsored A.D.R.)*              2,674,040
999,900,000   Randon Participacoes SA                                   784,602
     25,940   Shin Won Corp.                                            139,666
     34,600   Telecomunicacoes Brasileiras SA (Sponsored A.D.R.)      4,753,175
  4,216,968   Telecomunicacoes do Rio de Janeiro S/A-Telerj*            649,977
 16,910,000   Unibanco                                                  584,307
                                                                   ------------
              Total Preferred Stocks
              (Cost $22,399,814)                                   $ 30,159,873
                                                                   ------------
              COMMON STOCKS - 77.9%
              Basic Industries - 5.9%
              Chemicals - 0.2%
         50   Grasim Industries Ltd.                               $        508
    274,500   Indo Gulf Fertilizers and Chemicals Corp., Ltd.
                (G.D.R.)                                                295,088
      3,235   Reliance Industries Ltd.                                   27,467
                                                                   ------------
                                                                   $    323,063
                                                                   ------------
              Forest Products - 0.1%
    190,000   ITC Bhadrachalam Paperboards Ltd.                    $    228,372
                                                                   ------------
              Iron & Steel - 0.0%
      2,959   Tata Iron & Steel Co., Ltd.                          $     14,288
                                                                   ------------
              Metals & Mining - 2.9%
     32,600   Ashanti Goldfields Co., Ltd. (G.D.R.)                $    423,800
     45,400   Freeport-McMoRan Copper & Gold, Inc.                    1,259,850

   The accompanying notes are an integral part of these financial statements.
                                                                               9
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Pioneer Emerging Markets Fund
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SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
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Shares                                                                  Value
              Metals & Mining - (continued)
    34,500    Newmont Mining Corp.                                   $1,349,813
   176,500    TVX Gold Inc.*                                          1,125,187
    93,500    Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)        561,000
                                                                     ----------
                                                                     $4,719,650
                                                                     ----------
              Precious Metals - 1.5%
 1,325,000    Lihir Gold Ltd.*                                       $2,413,314
                                                                     ----------
              Tire & Rubber - 1.2%
   257,000    China Tire Holdings Ltd.                               $1,863,250
                                                                     ----------
              Total Basic Industries                                 $9,561,937
                                                                     ----------
              Capital Goods - 3.8%
              Construction & Engineering - 3.8%
    75,000    Apasco, SA de CV                                       $  487,728
   200,000    Cemex, SA (Class B)                                       819,838
   265,000    Cemex, SA de CV (Class B) (Sponsored A.D.R.)            2,136,563
    38,000    Empresas ICA Sociodad Contradadora SA De CV
              (Sponsored A.D.R.)                                        551,000
   535,000    Grupo Mexicano de Desarrollo, SA*                       1,003,125
   212,000    Grupo Tribasa, SA de C.V. (A.D.R.)*                     1,060,000
   308,000    Zhejiang Expressway Co., Ltd.*                            111,299
                                                                     ----------
              Total Capital Goods                                    $6,169,553
                                                                     ----------
              Consumer Durables - 3.5%
              Motor Vehicles - 3.5%
   732,900    CIADEA SA                                              $2,933,067
   346,300    EK Chor China Motorcycle Co., Ltd.                      1,818,075
   400,000    Mirgor Sacifia (Class C) (Sponsored A.D.R.)*              940,000
                                                                     ----------
              Total Consumer Durables                                $5,691,142
                                                                     ----------
              Consumer Non-Durables - 9.7%
              Beverages - 3.7%
   206,749    Coca-Cola Amatil Ltd.                                  $2,394,898
   556,383    Embotelladores del Valle de Anahuac SA (Class B)*         401,942
   245,000    Jugos de Valle SA (B Series)*                             356,465
    98,600    Panamerican Beverages, Inc.                             2,859,400
                                                                     ----------
                                                                     $6,012,705
                                                                     ----------
              Retail Food - 2.5%
 1,239,667    Supersol Ltd. (B Shares)*                              $4,097,325
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

10
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Pioneer Emerging Markets Fund
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Shares                                                                    Value
              Retail Non-Food - 3.1%
    327,912   Cadenalco, SA                                        $    268,019
    113,905   Cifra, SA de CV (Series A)                                194,837
    536,300   Cifra, SA de CV (Series B)                                921,426
    395,000   Cifra, SA de CV (Class C)                                 623,684
  1,900,000   Giordano International Ltd.                             1,140,221
  1,025,000   PT Matahari Putra Prima                                 1,822,456
                                                                   ------------
                                                                   $  4,970,643
                                                                   ------------
              Textiles/Clothes - 0.4%
    347,700   Asia Fiber Co., Ltd.*                                $    105,512
     26,890   Shin Won Corp.                                            476,570
                                                                   ------------
                                                                   $    582,082
                                                                   ------------
              Total Consumer Non-Durables                          $ 15,662,755
                                                                   ------------
              Financial - 11.6%
              Brokerage - 0.9%
     38,343   Daewoo Securities Co., Ltd.                          $    494,610
     60,700   L.G. Securities Co., Ltd.*                                640,022
     42,000   Ssangyong Investment Securities Co.*                      393,382
                                                                   ------------
                                                                   $  1,528,014
                                                                   ------------
              Commercial Banks - 2.3%
     90,000   Cho Hung Bank (G.D.R.)                               $    528,750
     18,830   Commercial Bank of Korea                                   98,638
    250,000   Dah Sing Financial Holdings Ltd.                        1,226,044
    160,000   First Bangkok City Bank Public Co., Ltd.                  147,910
      6,795   Kookmin Bank                                              121,921
    155,000   Siam City Bank Public Co., Ltd.                           104,351
      6,950   Shinhan Bank                                               91,344
      2,300   State Bank of India Ltd.                                   19,721
 33,919,997   Turkiye Garanti Bankasi AS                              1,369,437
                                                                   ------------
                                                                   $  3,708,116
                                                                   ------------
              Misc. Finance - 5.8%
    361,000   CMIC Finance and Securities Co., Ltd.                $    143,646
    160,800   Credicorp Ltd.                                          3,638,100
    483,600   Dhana Siam Finance and Securities Public Co., Ltd.        403,324
    255,000   Finance One Public Co., Ltd.                               71,744
 72,092,000   Global Menkul Degerler AS                               1,404,207
    147,000   Hong Leong Finance Ltd.                                   462,490

   The accompanying notes are an integral part of these financial statements.
                                                                              11
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Pioneer Emerging Markets Fund
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SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
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Shares                                                                    Value
              Misc. Finance - (continued)
    385,000   National Finance & Securities Co., Ltd.              $    332,697
    512,200   Pakistan Investment Fund Inc.*                          2,881,125
                                                                   ------------
                                                                   $  9,337,333
                                                                   ------------
              Insurance - 1.2%
    130,000   Ayudhya Jardine CMG Life Assurance Public Co., Ltd.
              (Foreign Shares)                                     $    246,885
     14,100   Ayadhya Jargin CGM Life Assurance Public Co., Ltd.
              (Local Shares)                                             26,778
    203,500   Malaysian Assurance Alliance Bhd.                       1,198,631
    450,000   National Mutual Asia Ltd.                                 490,740
                                                                   ------------
                                                                   $  1,963,034
                                                                   ------------
              Real Estate - 1.4%
     12,000   Land & House Public Co., Ltd.                        $     15,193
    167,000   New World Development Co., Ltd.                         1,060,386
    192,000   Quality House Public Co., Ltd.                             72,540
    500,000   Tai Cheung Holdings Ltd.                                  438,795
    135,000   Wharf Holdings Ltd.                                       604,569
                                                                   ------------
                                                                   $  2,191,483
                                                                   ------------
              Total Financial                                      $ 18,727,980
                                                                   ------------
              Services - 14.9%
              Hotel/Restaurant - 0.7%
  3,476,000   Cafe de Coral Holdings Ltd.                          $    964,496
     40,000   Overseas Union Enterprise Ltd.                            191,568
                                                                   ------------
                                                                   $  1,156,064
                                                                   ------------
              Broadcasting & Media - 9.5%
    215,900   Central European Media Enterprises Ltd.*             $  5,073,650
    304,800   Grupo Radio Centro SA de CV (A.D.R.)                    3,200,400
    112,000   Grupo Televisa, SA (Sponsored A.D.R.)                   3,206,000
210,000,000   Medya Holding*                                          1,368,417
    555,000   Television Broadcasts Ltd.                              2,420,985
                                                                   ------------
                                                                   $ 15,269,452
                                                                   ------------
              Pharmaceuticals - 4.4%
    119,500   Teva Pharmaceutical Industries Ltd.
              (Sponsored A.D.R.)                                   $  7,170,000
                                                                   ------------
              Publishing - 0.3%
 56,970,000   Milliyet Gazetecilik AS*                             $    524,567
                                                                   ------------
              Total Services                                       $ 24,120,083
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

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Pioneer Emerging Markets Fund
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--------------------------------------------------------------------------------


Shares                                                                   Value
               Technology - 6.9%
               Computer Services - 3.3%
   180,739     Formula Systems Ltd.*                                $ 3,215,838
   283,000     Oshap Technologies, Ltd.*                              2,087,125
                                                                    ------------
                                                                    $ 5,302,963
                                                                    ------------
               Electronics - 3.6%
19,000,000     Companhia de Eletricidade do Estado da Bahia*        $ 1,597,384
    66,500     Delta Electronics (Thailand) Public Co., Ltd.            355,486
   141,000     L.G. Electronics                                       2,388,222
     9,500     Samsung Electronics Co.                                  929,940
   134,900     Shinawatra Computer Co., Plc                             645,221
                                                                    ------------
                                                                    $ 5,916,253
                                                                    ------------
               Total Technology                                     $11,219,216
                                                                    ------------
               Utilities - 18.3%
               Electric Utility - 3.9%
   260,000     China Light & Power Co., Ltd.                        $ 1,301,929
 3,200,000     Centrais Electricas Brasileira SA                      1,509,575
   140,000     Hongkong Electric Holdings Ltd.                          504,098
    75,000     Huaneng Power International, Inc. (Series N)
               (Sponsored A.D.R.)*                                    1,800,000
   100,100     Shandong Huaneng Power Co., Ltd.
               (Sponsored A.D.R.)                                     1,251,250
                                                                    ------------
                                                                    $ 6,366,852
                                                                    ------------
               Telecommunications - 14.4%
   163,000     ECI Telecommunications Ltd.                          $ 3,769,375
   366,000     Grupo Iusacell SA (Series L) (Sponsored A.D.R.)*       6,039,000
   315,000     Hong Kong Telecommunications Ltd.                        697,199
     6,080     SK Telecom Co., Ltd.                                   3,751,575
   100,000     Mahanagar Telephone Nigam Ltd.                           798,043
   164,600     Shinawatra Satellite Public Co., Ltd.                    178,625
    66,500     Tadiran Ltd. (Sponsored A.D.R.)                        1,795,500
    10,700     Telecel-Comunicacaoes Pessoais, SA*                      821,055
26,900,000     Telecomunicacoes Brasileiras SA                        3,492,854
    95,000     Videsh Sanchar Nigam Ltd. (G.D.R.)                     1,957,000
                                                                    ------------
                                                                    $23,300,226
                                                                    ------------
               Total Utilities                                      $29,667,078
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/97                                      (continued)
--------------------------------------------------------------------------------


Shares                                                                   Value
                    Miscellaneous - 3.3%
    6,925,000       Aboitiz Equity Ventures Inc.*                   $    519,867
       42,000       Beijing Enterprises Holdings Ltd.*                   245,002
      124,000       Benpres Holdings Corp. (G.D.R.)*                     906,750
   91,103,000       Dogan Sirketler Grubu Holding AS*                  1,968,086
    1,000,000       First Pacific Co. Ltd.                             1,277,667
    7,146,000       Net Holding AS                                       283,441
                                                                    ------------
                    Total Miscellaneous                             $  5,200,813
                                                                    ------------
                    Total Common Stocks
                    (Cost $121,695,304)                             $126,020,557
                                                                    ------------
                    RIGHTS/ WARRANTS - 0.2%
    1,570,000       Guoco Group, 10/07/97*                          $    184,384
      114,000       Overseas Union Enterprise Ltd., 07/20/98*            142,669
      102,648       PT Indah Kiat Pulp & Paper Corp., 04/13/01*           32,704
                                                                    ------------
                    Total Rights/ Warrants
                    (Cost $493,947)                                 $    359,757
                                                                    ------------
                    TOTAL INVESTMENTS IN SECURITIES
                    (Cost $144,589,065) (a)                         $156,540,187
                                                                    ------------
Principal
Amount
                    TEMPORARY CASH INVESTMENT - 3.3%
                    Commercial Paper - 3.3%
  $ 5,365,000       American Express Co., 5.55%, 6/2/97             $  5,365,000
                                                                    ------------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $5,365,000)
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT - 100%
                    (Cost $149,954,065) (b)                         $161,905,187
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.
14

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


 * Non-income producing security


(a) Distribution of investments by country, as a percentage of total equity holdings, is as follows:



    Brazil                                    23.3%
    Mexico                                    17.1
    Israel                                    14.1
    Hong Kong                                 10.4
    South Korea                                6.5
    Turkey                                     4.4
    Czech Republic                             3.2
    Australia                                  3.1
    Argentina                                  2.5
    Peru                                       2.3
    India                                      2.1
    China                                      1.9
    Pakistan                                   1.8
    Thailand                                   1.8
    Indonesia                                  1.2
    Others (individually less than 1%)         4.3
                                            ------
                                             100.0%
                                            ------

(b) At May 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $150,006,929 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                      $   28,221,323
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                         (16,323,065)
                                                                     --------------
    Net unrealized gain                                              $   11,898,258
                                                                     --------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 1997 aggregated $109,817,574 and $72,048,891, respectively.


   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
BALANCE SHEET 5/31/97
--------------------------------------------------------------------------------


ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $5,365,000) (cost $149,954,065)                                        $ 161,905,187
  Cash                                                                                  463
  Foreign currencies, at value                                                       44,904
  Receivables -
   Investment securities sold                                                     1,666,104
   Fund shares sold                                                               1,188,634
   Dividends, interest and foreign taxes withheld                                   605,220
   Forward foreign currency settlement contracts - net                                  285
  Other                                                                                 248
                                                                              -------------
    Total assets                                                              $ 165,411,045
                                                                              -------------
LIABILITIES:
  Payables -
   Investment securities purchased                                            $   4,244,309
   Fund shares repurchased                                                           89,505
   Forward foreign currency portfolio hedge contracts, open - net                    77,193
  Due to affiliates                                                                 296,974
  Reserve for capital gains taxes                                                    44,548
  Accrued expenses                                                                   69,975
                                                                              -------------
    Total liabilities                                                         $   4,822,504
                                                                              -------------
NET ASSETS:
  Paid-in capital                                                             $ 144,471,019
  Accumulated undistributed net investment income                                   120,263
  Accumulated undistributed net realized gain on investments and foreign
    currency transactions                                                         4,125,525
  Net unrealized gain on investments                                             11,951,122
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                        (79,388)
                                                                              -------------
    Total net assets                                                          $ 160,588,541
                                                                              -------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $81,973,823/5,308,271 shares)                             $       15.44
                                                                              -------------
  Class B (based on $67,148,897/4,435,129 shares)                             $       15.14
                                                                              -------------
  Class C (based on $11,465,821/757,616 shares)                               $       15.13
                                                                              -------------
MAXIMUM OFFERING PRICE:
  Class A                                                                     $       16.38
                                                                              -------------

   The accompanying notes are an integral part of these financial statements.
16

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/97


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $92,478)              $ 1,673,677
  Interest (net of foreign taxes withheld of $30)                       124,399
                                                                    -----------
    Total investment income                                                           $ 1,798,076
                                                                                      -----------
EXPENSES:
  Management fees                                                   $   818,442
  Transfer agent fees
   Class A                                                              112,928
   Class B                                                               77,365
   Class C                                                               10,427
  Distribution fees
   Class A                                                               86,368
   Class B                                                              267,097
   Class C                                                               42,184
  Accounting                                                             76,566
  Custodian fees                                                        106,769
  Registration fees                                                      33,952
  Professional fees                                                      31,145
  Printing                                                               17,477
  Fees and expenses of nonaffiliated trustees                             8,294
  Miscellaneous                                                          36,589
                                                                    -----------
    Total expenses                                                                    $ 1,725,603
    Less management fees waived
      by Pioneering Management Corporation                                                (24,788)
    Less fees paid indirectly                                                             (23,002)
                                                                                      -----------
    Net expenses                                                                      $ 1,677,813
                                                                                      -----------
     Net investment income                                                            $   120,263
                                                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments (net of reserve for capital gains taxes of
     $44,548)                                                       $ 3,239,270
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                 (109,117)      $ 3,130,153
                                                                    -----------       -----------
  Change in net unrealized gain or loss from:
   Investments                                                      $17,276,529
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies                  (79,443)      $17,197,086
                                                                    -----------       -----------
   Net gain on investments and foreign currency transactions                          $20,327,239
                                                                                      -----------
   Net increase in net assets resulting from operations                               $20,447,502
                                                                                      -----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 5/31/97 and the Year Ended 11/30/96


                                                               Six Months            Year
                                                                 Ended              Ended
                                                                5/31/97            11/30/96
FROM OPERATIONS:
Net investment income (loss)                                 $      120,263      $   (538,215)
Net realized gain on investments                                  3,130,153         8,419,503
Change in net unrealized gain or loss on investments and
  foreign currency transactions                                  17,197,086        (3,430,126)
                                                             --------------      -------------
  Net increase in net assets resulting from operations       $   20,447,502      $  4,451,162
                                                             --------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
  Class A ($0.77 and $0.00 per share, respectively)          $   (3,201,753)     $          -
  Class B ($0.77 and $0.00 per share, respectively)              (2,305,408)                -
  Class C ($0.77 and $0.00 per share, respectively)                (323,755)                -
                                                             --------------      -------------
   Total distributions to shareholders                       $   (5,830,916)     $          -
                                                             --------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $   63,841,929      $113,084,559
Reinvestment of distributions                                     4,582,902                 -
Cost of shares repurchased                                      (24,376,915)      (36,695,790)
                                                             --------------      -------------
  Net increase in net assets resulting from fund share
    transactions                                             $   44,047,916      $ 76,388,769
                                                             --------------      -------------
ADDITIONAL PAID-IN CAPITAL                                   $            -      $     14,845
                                                             --------------      -------------
Net increase in net assets                                   $   58,664,502      $ 80,854,776
NET ASSETS:
Beginning of period                                             101,924,039        21,069,263
                                                             --------------      -------------
End of period (including accumulated undistributed net
  investment income of $120,263 and $0, respectively)        $  160,588,541      $101,924,039
                                                             --------------      -------------


CLASS A                           '97 Shares        '97 Amount       '96 Shares        '96 Amount
Shares sold                         2,420,027     $   34,617,450       4,732,811     $   65,088,650
Reinvestment of distributions         218,645          2,798,650               -                  -
Less shares repurchased            (1,379,913)       (19,661,139)     (2,016,882)       (27,460,481)
                                 ------------     --------------    ------------     --------------
  Net increase                      1,258,759     $   17,754,961       2,715,929     $   37,628,169
                                 ------------     --------------    ------------     --------------
CLASS B
Shares sold                         1,695,520     $   23,874,863       3,061,963     $   41,971,587
Reinvestment of distributions         132,503          1,668,219               -                  -
Less shares repurchased              (297,878)        (4,185,882)       (650,489)        (8,752,592)
                                 ------------     --------------    ------------     --------------
  Net increase                      1,530,145     $   21,357,200       2,411,474     $   33,218,995
                                 ------------     --------------    ------------     --------------
CLASS C*
Shares sold                           380,447     $    5,349,616         441,727     $    6,024,322
Reinvestment of distributions           9,216            116,033               -                  -
Less shares repurchased               (37,516)          (529,894)        (36,258)          (482,717)
                                 ------------     --------------    ------------     --------------
  Net increase                        352,147     $    4,935,755         405,469     $    5,541,605
                                 ------------     --------------    ------------     --------------

 *Class C shares were first publicly offered on January 31, 1996.

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------

                                                                  Six Months      Year Ended     Year Ended       6/23/94 to
                                                                Ended 5/31/97      11/30/96       11/30/95        11/30/94(a)
CLASS A
Net asset value, beginning of period                            $    13.94        $   11.56      $   12.24      $     12.50
                                                                ----------        -----------    -----------    -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $     0.03        $   (0.07)     $    0.04      $      0.08
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                   2.24             2.45          (0.53)           (0.34)
                                                                ----------        -----------    -----------    -----------
 Net increase (decrease) from investment operations             $     2.27        $    2.38      $   (0.49)     $     (0.26)
Distributions to shareholders:
 Net investment income                                                   -                -          (0.06)               -
 Net realized gain                                                   (0.77)               -          (0.13)               -
                                                                ----------        ----------     -----------    -----------
Net increase (decrease) in net asset value                      $     1.50        $    2.38      $   (0.68)     $     (0.26)
                                                                ----------        -----------    -----------    -----------
Net asset value, end of period                                  $    15.44        $   13.94      $   11.56      $     12.24
                                                                ----------        -----------    -----------    -----------
Total return*                                                        17.45%           20.59%         (4.07%)          (2.08%)
Ratio of net expenses to average net assets                           2.26%**+         2.28%+         2.27%+           2.25%**
Ratio of net investment income (loss) to average net assets           0.45%**+        (0.61%)+        0.24%+           1.85%**
Portfolio turnover rate                                                114%**           143%           247%             259%**
Average commission rate paid(1)                                 $   0.0003        $  0.0003              -                -
Net assets, end of period (in thousands)                        $   81,974        $  56,465      $  15,411      $    17,067
Ratios assuming no waiver of management fees and
  assumption of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                                         2.29%**          3.00%          3.95%            4.13%**
 Net investment income (loss)                                         0.42%**         (1.33%)        (1.44%)          (0.03%)**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and
 reduction for fees paid indirectly:
 Net expenses                                                         2.22%**          2.25           2.25%               -
 Net investment income (loss)                                         0.49%**         (0.58%)         0.27%               -




(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------

                                                                    Six Months     Year Ended   Year Ended     6/23/94 to
                                                                   Ended 5/31/97     11/30/96     11/30/95     11/30/94(a)
CLASS B
Net asset value, beginning of period                             $      13.73      $   11.47    $   12.19      $     12.50
                                                                 -----------       -----------  -----------    -----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $      (0.01)     $   (0.03)   $   (0.04)     $      0.02
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                                      2.19           2.29        (0.52)           (0.33)
                                                                 -----------       -----------  -----------    -----------
  Net increase (decrease) from investment operations             $       2.18      $    2.26    $   (0.56)     $     (0.31)
Distributions to shareholders:
 Net investment income                                                      -              -        (0.03)               -
 Net realized gain                                                      (0.77)             -        (0.13)               -
                                                                 -----------       -----------  -----------    -----------
Net increase (decrease) in net asset value                       $       1.41      $    2.26    $   (0.72)     $     (0.31)
                                                                 -----------       -----------  -----------    -----------
Net asset value, end of period                                   $      15.14      $   13.73    $   11.47      $     12.19
                                                                 -----------       -----------  -----------     -----------
Total return*                                                           17.04%         19.70%       (4.62%)          (2.48%)
Ratio of net expenses to average net assets                              2.97%**+       3.00%+       3.00%+           3.33%**
Ratio of net investment income (loss) to average net
 assets                                                                 (0.21%)**+     (1.47%)+     (0.47%)+          0.77%**
Portfolio turnover rate                                                   114%**         143%         247%             259%**
Average commission rate paid(1)                                  $     0.0003      $  0.0003            -                -
Net assets, end of period (in thousands)                         $     67,149      $  39,893    $   5,658      $     4,319
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                                            3.00%**        3.66%        4.57%            5.21%**
 Net investment loss                                                    (0.24%)**      (2.13%)      (2.05%)          (1.11%)**
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and
 reduction for fees paid indirectly:
 Net expenses                                                            2.93%**        2.96%        2.96%               -
 Net investment loss                                                    (0.17%)**      (1.43%)      (0.43%)              -



(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.
20

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/97
--------------------------------------------------------------------------------


                                                     Six Months           1/31/96 to
                                                    Ended 5/31/97          11/30/96
  CLASS C
  Net asset value, beginning of period              $     13.73          $     13.22
                                                    ----------           ----------
  Increase (decrease) from investment
   operations:
   Net investment loss                              $     (0.01)         $     (0.09)
   Net realized and unrealized gain on
    investments and foreign currency
    transactions                                           2.18                 0.60
                                                    ----------           ----------
     Net increase from investment operations        $      2.17          $      0.51
  Distributions to shareholders:
   Net realized gain                                      (0.77)                   -
                                                    ----------           ----------
  Net increase in net asset value                   $      1.40          $      0.51
                                                    ----------           ----------
  Net asset value, end of period                    $     15.13          $     13.73
                                                    ----------           ----------
  Total return*                                           16.96%               3.86%
  Ratio of net expenses to average net assets              2.93%**+             2.91%**+
  Ratio of net investment loss to average net
   assets                                                 (0.14%)**+           (1.51%)**+
  Portfolio turnover rate                                   114%**               143%
  Average commission rate paid(1)                   $    0.0003          $    0.0003
  Net assets, end of period (in thousands)          $    11,466          $     5,566
  Ratios assuming no waiver of management fees
    and assumption of expenses by PMC and no
    reduction for fees paid indirectly:
   Net expenses                                            2.96%**              3.48%**
   Net investment loss                                    (0.17%)**            (2.08%)**
  Ratios assuming waiver of management fees
    and assumption of expenses by PMC and
    reduction for fees paid indirectly:
   Net expenses                                            2.88%**              2.86%**
   Net investment loss                                    (0.09%)**            (1.46%)**

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


   The accompanying notes are an integral part of these financial statements.
                                                                              21

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in certain countries, such as India, and the Fund may be unable to sell portfolio securities until the registration process is completed.


B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------

D. Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $39,087 in underwriting commissions on the sale of fund shares during the six months ended May 31, 1997.

F. Class Allocations
   Distribution fees are calculated based on the average daily net assets attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2.  Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 1997, $169,808 was payable to PMC related to management fees and certain other services.


3.  Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $32,173 in transfer agent fees payable to PSC at May 31, 1997.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------

4.  Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $94,993 in distribution fees payable to PFD at May 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended May 31, 1997, CDSCs in the amount of $75,589 were paid to PFD.


5.  Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 1997, the Fund's expenses were reduced by $23,002 under such arrangements.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/97                                (continued)
--------------------------------------------------------------------------------

6.  Forward Foreign Currency Contracts
At May 31, 1997, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contact, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at May 31, 1997 were as follows:



             Contracts       In Exchange     Settlement                    Net Unrealized
Currency     to Deliver         For            Date           Value            Loss
----------   -------------   -------------   ------------   ------------   ---------------
THB          148,400,000     $5,600,000       8/4/97        $5,677,193       ($  77,193)

At May 31, 1997, the gross forward foreign currency settlement contracts receivable and payable were $651,709 and $651,424, respectively, resulting in a net receivable of $285.


7.  Other
During the six months ended May 31, 1997, PMC reimbursed the Fund $18,859 in connection with costs incurred on certain portfolio transactions.

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Emerging Markets Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund as of May 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of May 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP



Boston, Massachusetts
July 1, 1997

Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice
John W. Kendrick                       President
Marguerite A. Piret                   Norman Kurland, Senior Vice President
David D. Tripple                      Mark H. Madden, Vice President
Stephen K. West                       William H. Keough, Treasurer
John Winthrop                         Joseph P. Barri, Secretary


Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.




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